Exhibit 99.1

Mallinckrodt Provides Update on Proposed Global Opioid Settlement

New York State Attorney General Supports Company’s
Proposed Global Opioid Settlement; Joining 47 Other State and U.S. Territory Attorneys General

STAINES-UPON-THAMES, United Kingdom, March 11, 2020 -- Mallinckrodt plc (NYSE: MNK) ("Mallinckrodt" or the "Company") today announced that New York State Attorney General Letitia James has joined 47 other state and U.S. Territory Attorneys General in supporting the previously announced proposed global opioid settlement with Mallinckrodt and related entities.

As announced on February 25, 2020, the Company and its specialty generics-focused subsidiaries Mallinckrodt LLC, SpecGx LLC and certain other affiliates (collectively, "Specialty Generics") have reached an agreement in principle on the terms of a global settlement that would resolve all opioid-related claims against the Company, Specialty Generics, and the Company's other subsidiaries. The agreement in principle was reached with a court-appointed plaintiffs' executive committee representing the interests of thousands of plaintiffs in the opioid multidistrict litigation1 and, with the addition of the New York State Attorney General, is supported by a broad-based group of 48 state and U.S. Territory Attorneys General.

In connection with New York State’s support of the proposed settlement, on March 9, 2020, the State of New York and Suffolk County, together with Mallinckrodt LLC and SpecGx LLC, jointly filed a motion to sever, or remove, Mallinckrodt LLC and SpecGx LLC from the New York State opioid trial, which, as of March 10, 2020, has been postponed indefinitely due to the coronavirus. Nassau County opposed the motion. The motion to sever Mallinckrodt LLC and SpecGx LLC from the New York State trial is currently pending before the Supreme Court of New York, County of Suffolk.

Mark Casey, Executive Vice President and Chief Legal Officer of Mallinckrodt said, “We are pleased that New York State has joined the already 47 states and territories in supporting Mallinckrodt’s proposed global opioid settlement, and view their support as an important step toward completing the settlement. We remain committed to satisfying the terms of the agreement in principle and continuing to work toward achieving that objective.”

A copy of the term sheet outlining the terms of the proposed settlement, including the conditions to the effectiveness of the settlement, was filed as an exhibit to a Current Report on Form 8-K Mallinckrodt filed with the U.S. Securities and Exchange Commission on February 25, 2020.

For additional information about the proposed global opioid settlement, please visit www.advancingmnk.com.

ABOUT MALLINCKRODT
Mallinckrodt is a global business consisting of multiple wholly owned subsidiaries that develop, manufacture, market and distribute specialty pharmaceutical products and therapies.  The company's Specialty Brands reportable segment's areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, nephrology, pulmonology and ophthalmology; immunotherapy and neonatal respiratory critical care therapies; analgesics and gastrointestinal products.  Its Specialty Generics reportable segment includes specialty generic drugs and active pharmaceutical ingredients.  To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information.  It also uses its website to expedite public access to time-critical information regarding the company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission (SEC) disclosing the same information.  Therefore, investors should look to the Investor Relations page of the website for important and time-critical information.  Visitors to the website can also register to receive automatic e-mail and

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CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS

Statements in this press release that are not strictly historical, including statements regarding the proposed global opioid settlement, and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the non-binding agreement in principle regarding terms and conditions of a global settlement to resolve all current and future opioid-related claims; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; the proposed refinancing of certain near-term debt maturities; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 27, 2019. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS

Investor Relations
Daniel J. Speciale, CPA
Vice President, Investor Relations and IRO
314-654-3638
daniel.speciale@mnk.com

Media
Michael Freitag / Aaron Palash / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Mallinckrodt, the "M" brand mark and the Mallinckrodt Pharmaceuticals logo are trademarks of a Mallinckrodt company. Other brands are trademarks of a Mallinckrodt company or their respective owners. © 2020 Mallinckrodt. 02/20

1 Captioned In re National Prescription Opiate Litigation, Case No. 17-md-2804 (N.D. Ohio).

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